UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2024

MEGA MATRIX CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-13387	94-3263974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

650-340-1888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	MPU	NYSE American Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on January 7, 2024, Mega Matrix Corp. (the “Company”) acquired sixty percent (60%) of the capital stock of FunVerse Holding Limited (“FunVerse”), a company incorporated under the laws of the British Virgin Islands and the sole parent company of Yuder Pte, Ltd., a company that operates FlexTV, a streaming platform specializing in short dramas.

On August 15, 2024 (“Closing Date”), the Company entered into and closed a definitive Share Exchange Agreement (“Exchange Agreement”) with FunVerse and the remaining shareholders of FunVerse (collectively, “Sellers”) to acquire the remaining forty percent (40%) of FunVerse. Under the Exchange Agreement, Sellers exchanged all of their 34,250,000 FunVerse’s shares, which represents forty percent (40%) of the issued and outstanding shares of FunVerse, for (i) 1,500,000 shares of common stock of the Company, par value $0.001 (“Exchange Shares”), plus (ii) earnout payments consisting of an additional 500,000 of shares of common stock of the Company, par value $0.001 (“Earnout Shares”) if the FlexTV platform achieves user recharges exceeding $10,000,000 in any consecutive 30-day period.

In connection with the Exchange Agreement, the Company agreed to file a registration statement on Form S-3, or other appropriate form in the event that Form S-3 is not available, with the Securities and Exchange Committee covering the resale of the Registrable Securities (as defined in the Exchange Agreement) within thirty (30) days following the Closing Date and to use commercially reasonable efforts to cause such registration statement to become effective as promptly as practicable thereafter, but in no event later than six (6) months following the Closing Date.

In addition, if at any time the Company proposes to register any of its common stock, or securities convertible into common stock, whether or not for its own account, other than a registration statement filed on Form S-4, or in connection with any employee stock option or other benefit plan on Form S-8, the Company will be required to give prompt written notice to the Sellers of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) business days after the date of notice. The Company shall have the right to withdraw or postpone a registration statement in which eligible holders have elected to exercise piggyback registration rights, and eligible holders are entitled to withdraw their registration requests prior to the planned effective date of such piggyback registration.

Following the closing of the Exchange Agreement, the Company owned one hundred percent (100%) of the capital stock of FunVerse.

The foregoing descriptions of the Exchange Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Exchange Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Items 1.01 and 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference. The Exchange Shares and Earnout Shares, were issued pursuant to Section 4(a)(2) and/or Regulation S of the Securities Act, as the transactions did not involve a public offering.

Item 7.01 Regulation FD Disclosure.t

On August 16, 2024, the Company issued a press release announcing the entry into the Exchange Agreement and the acquisition of FunVerse. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Share Exchange Agreement dated August 15, 2024
99.1	Press release dated August 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mega Matrix Corp.
a Delaware corporation

	By:	/s/ Yucheng Hu
Yucheng Hu,
Chief Executive Officer

Dated: August 16, 2024

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